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                    COLLATERAL ASSIGNMENT OF LEASES AND RENTS
                    -----------------------------------------

         This Collateral Assignment of Leases and Rents (hereinafter, this "Assignment") made as of this ___ day of March, 2004 by Cedar Dubois, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, together with any successors and assigns, the "Assignor") to FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as agent under a certain Loan Agreement (hereinafter, the "Loan Agreement") dated January 30, 2004, by and among CEDAR SHOPPING CENTERS PARTNERSHIP, L.P. (hereinafter, the "Borrower", which Borrower is not a party to this Assignment), Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement (Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement are collectively referred to as the "Lenders" and individually as the "Lender"), and Fleet National Bank, as Agent (hereinafter, together with any successors and assigns, the "Agent"), as the holder of this Assignment, and the Obligations (as defined below) secured hereby.

                          W I T N E S S E T H  T H A T:
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1.       Grant of Assignment. This Assignment is granted pursuant to the terms, provisions and conditions of the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         Assignor, for good and valuable consideration, receipt of which is hereby acknowledged, hereby grants, transfers and assigns to Agent and the Lenders, and grants to Agent and the Lenders a continuing pledge of and security interest in, the entire present and future interest of Assignor in, to and under: (a) all leases, subleases, rental agreements or other occupancy agreements to which Assignor is a party (hereinafter, the "Leases") now or hereafter in existence, with respect to all or any portion of the real property located at the intersection of Route 255 and Commons Drive, Sandy Township, Clearfield County, Pennsylvania (hereinafter, the "Property"); (b) all rents, income and profits of any kind arising from such interests in the Leases and any renewals or extensions thereof for the use and occupation of all or any portion of the Property; (c) all guaranties of and security for the Leases; and (d) all proceeds of the foregoing.

         Assignor is the owner of the Property. A legal description of the Property is annexed hereto as Exhibit A.

2. Obligations Secured. This Assignment is made for the purpose of securing the "Obligations" as follows:

                  A. The Guaranteed Obligations, as such term is defined in that certain Guaranty of even date executed by the Assignor in favor of the Agent on behalf of the Lenders;

                  B. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Assignor under and pursuant to this Assignment, the Guaranty, the Loan Documents, or any other document executed in connection therewith;


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                  C. The payment of all costs, expenses, legal fees and
         liabilities incurred by Agent or any Lender in connection with the enforcement of any of Agent's or any Lender's rights or remedies under this Assignment, the Guaranty, the Loan Documents, or any other instrument, agreement or document which evidences or secures any other obligations or collateral therefor, whether now in effect or hereafter executed; and

                  D. The payment, performance, discharge and satisfaction of all other liabilities and obligations of Assignor to Agent and the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, and including, but without limitation express or implied upon the generality of the foregoing, each such liability and obligation of Assignor under this Assignment, the Guaranty, the Loan Documents, and each amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to herein or therein or executed in connection with the transactions contemplated hereby or thereby.

3. Warranties and Representations. Assignor warrants and represents that it is and shall be in the future the sole owner of the entire interests described in Section 1 above and that no rent reserved in the Leases has been or will be in the future otherwise assigned or anticipated, and that no rent for any period subsequent to the date of this Assignment will be collected more than one (1) month in advance except for security deposits and last month's rents taken in the usual course of business pursuant to Leases.

         Assignor further warrants and represents that as of the date hereof:
(a) true and complete copies, together with all amendments and modifications, of all Leases presently in full force and effect have been delivered to Agent; (b) to Assignor's knowledge, and except as disclosed to Agent no default exists on the part of any of the lessees or tenants or of Assignor as lessor in the performance on the part of either of the terms, covenants, provisions or agreements in the Leases contained; (c) except as disclosed to Agent Assignor knows of no condition which with the giving of notice or the passage of time or both would constitute a default on the part of any of the lessees or Assignor under the Leases; and (d) no security deposit or advance rental payment has been made by any lessee under the Leases except as has been previously disclosed by Assignor to Agent, or as may be specifically designated in the copies of the Leases previously furnished to Agent.

4. Covenants. The Assignor shall comply with the terms and conditions of the Loan Agreement with respect to all present and future Leases of the Property.

5. Further Terms, Covenants and Conditions. This Assignment is made on the following terms, covenants and conditions:

         5.1 Prior to Default. So long as no Event of Default (as defined in the Loan Agreement) exists (hereinafter, collectively, a "Continuing Default"):
Assignor shall have the right and license to manage and operate the Property and to collect at the time of, but not more than one (1) month prior to (except for security deposits and first or last month's rent taken in the usual course of business pursuant to the Leases), the date provided for the payment thereof, all rents, income and profits arising under the Leases or from the premises described therein and, subject to the provisions of the other Loan Documents, to retain, use and enjoy the same.

         5.2 After Default. At any time when a Continuing Default exists, Agent, without in any way waiving such default, may at its option, without notice (except for the notice of default), and without regard to the adequacy of the security for the Obligations secured hereby and by the Mortgage revoke the right and license granted above to Assignor and:


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                  (i) Authorize and direct the lessees named in any existing
         Leases or any other or future lessees or occupants of the Property, upon receipt from Agent of written notice to the effect that Agent is or the Lenders are then the holder of the Mortgage and this Assignment and that a Continuing Default exists thereunder, to pay over to Agent all rents, income and profits arising or accruing under the Leases or from the Property and to continue to do so until otherwise notified in writing by Agent. Assignor agrees that every lessee and occupant shall have the right to rely upon any such statement and request by Agent that lessee or occupant shall pay such rents to Agent without any obligation or right to inquire as to whether such Continuing Default actually exists notwithstanding any notice from or claim of Assignor to the contrary and that Assignor shall have no right or claim against lessees or occupants for any such rent so paid by lessees or occupants to Agent after such notice to the lessee or occupant by Agent;

                  (ii) Either in person or by agent, with or without bringing any action or proceedings, or by a receiver appointed by a court, take possession of the Property and have, hold, manage, lease and operate the same on such terms and for such period of time as Agent may reasonably deem proper and, either with or without taking possession of the Property in its own name, demand, sue for, or otherwise collect and receive, all rents, income and profits of the Property, including those past due and unpaid, with full power to make from time to time all improvements, alterations, renovations, repairs and replacements thereto or thereof as may seem proper to Agent; and

                  (iii) Apply such rents, income and profits to the payment of:

                           (a) all reasonable expenses of managing the Property including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees as Agent may deem necessary, and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water rents, sewer rents and other liens, and premiums for all insurance which Agent may deem necessary, the payment or refund of security deposits, or interest thereon, and the cost of all improvements, alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and

                           (b) all sums which Assignor is responsible to pay under the Mortgage, and the principal sum, interest and indebtedness secured hereby and by the Mortgage, and all other Obligations together with all reasonable costs and reasonable attorneys' fees, in such order of priority as to any of the items mentioned in this clause (b), as Agent in its sole discretion may determine, any statute, law, custom, or use to the contrary notwithstanding.

         The exercise by Agent of the option granted it in this Section 5.2 and the collection of the rents, income and profits and the application thereof as herein provided shall not be considered a waiver by Agent of any Default under the other Loan Documents, or the Guaranty, or the Leases, or this Assignment.


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         5.3 Continuing Effect. Upon the satisfaction of the Obligations secured hereby and by the Mortgage, (a) this Assignment shall become and be void and of no effect, but the affidavit of any officer, agent, or attorney of Agent or the Lenders made in good faith showing any part of said Obligations to remain unsatisfied shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon and (b) Agent shall execute termination of this Assignment at Assignor's cost. The discharge of record of the Mortgage dated as of even date given by Assignor to Agent shall constitute a discharge of this Assignment and a release of Agent's and the Lenders' interest in the Leases and rents assigned hereby and the reassignment thereof (without recourse to Agent or any Lender) to Assignor and all those claiming of record by, through or under Assignor.

         5.4 No Waiver; Concurrent Rights. Nothing contained in this Assignment and no act done or omitted by Agent pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Agent of its rights and remedies hereunder or any one or more of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Agent under the terms of any of the other Loan Documents. The right of Agent to collect said principal sums, interest and indebtedness and to enforce any other security therefore held by it may be exercised by Agent either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

         5.5 No Liability. Neither Agent nor any Lender shall be liable for any loss sustained by Assignor resulting from Agent's failure to let the Property after default or from any other act or omission of Agent in managing the Property after default unless such loss is caused by the gross negligence or willful misconduct of Agent. Agent shall not be obligated to perform or discharge, nor does Agent hereby undertake to perform or discharge, any obligation, duty or liability under the Leases, or under or by reason of this Assignment, and Assignor shall, and does hereby agree to, indemnify Agent and each of the Lenders for, and to defend and hold Agent and each of the Lenders harmless from, any and all liability, loss or damage which may or might be incurred under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Agent or any Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Agent or any Lender incur any such liability under the Leases or under or by reason of this Assignment, or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby and by the Mortgage and by the other collateral for the Obligations and Assignor shall reimburse Agent and the Lenders therefor within thirty (30) days after demand and upon the failure of Assignor so to do, Agent may, at its option, declare all sums secured hereby immediately due and payable. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of said Property upon Agent, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Agent responsible or liable for any waste committed on the Property by tenants or any other parties, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of said Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Notwithstanding the foregoing, Agent and the Lenders shall not be indemnified on account of, or exculpated from acts of, their own gross negligence or willful misconduct.

         5.6 Effect of Foreclosure Deed. Unless Agent otherwise elects in the instance of a Lease which is subordinate to the Mortgage and is thus terminated by the foreclosure, upon the issuance of any deed or deeds pursuant to a foreclosure of the Mortgage, all right, title and interest of Assignor in and to the Leases shall, by virtue of this instrument and such deed or deeds, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by Assignor. Assignor hereby irrevocably appoints Agent, and its successors and assigns, as its agent and

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attorney in fact to execute all instruments of assignment for further assurance in favor of such grantee or grantees in such deed or deeds as may be necessary or desirable for such purpose.

         5.7 Rights Contained in Mortgage. This Assignment is intended to be supplementary to, and not in substitution for, or in derogation of, any assignment of rents to secure the Obligations contained in the Mortgage or in any other Loan Document. In the event of any conflict between this Assignment and any of the other Loan Documents, the provisions of this Assignment shall govern.

         5.8 Notices. Any notice or communications in connection herewith shall be sufficiently given only if given in the manner provided for in the Loan Agreement.

         5.9 Grace Periods and Notice. The grace period and notice provisions set forth in the Loan Agreement shall be applicable to any Default under this Assignment.

         5.10 Setoff. Subject to the terms of this Section 5.10, Assignor hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, from and after the occurrence of and during the continuance of an Event of Default, Agent or any Lender may set off the same or any part thereof and apply the same to any liability or obligation of Assignor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. Within five (5) Business Days of making any such set-off, Agent agrees to notify Assignor thereof, provided that the failure by Agent to give such notice shall not affect the validity of such set-off. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE ASSIGNOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

6. Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial.

         6.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         6.2 Place of Delivery. Assignor agrees to furnish to Agent at Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder, if any.

         6.3 Governing Law. This Assignment, except as otherwise provided in
Section 6.4, and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law, except insofar as formation of the Assignor under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Assignment.

         6.4      Exceptions.  Notwithstanding the foregoing choice of law:


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                           (a)   the procedures governing the enforcement by
                                 Agent and each of the Lenders of its
                                 foreclosure and other remedies against Assignor under the Mortgage and under the other Loan Documents with respect to the Property or other assets situated in the Commonwealth of Pennsylvania, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the Commonwealth of Pennsylvania;

                           (b) Agent and each of the Lenders shall comply with applicable law in the Commonwealth of Pennsylvania to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Mortgage and the other Loan Documents with respect to the Property or other assets situated in the Commonwealth of Pennsylvania; and

                           (c) provisions of Federal law and the law of the Commonwealth of Pennsylvania shall apply in defining the terms Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to the Property as such terms are used in the Mortgage, the Environmental Indemnity and the other Loan Documents.

         Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of the Commonwealth of Pennsylvania shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (a), (b) and (c) of this Section 6.4, are and shall continue to be governed by the substantive law of Commonwealth of Massachusetts. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the Commonwealth of Pennsylvania is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Assignment, or in the other Loan Documents. The parties further agree that the Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Assignor or to collect any outstanding indebtedness in accordance with applicable law.

         6.5 Consent to Jurisdiction. Assignor hereby consents to the nonexclusive personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

         6.6 JURY TRIAL WAIVER. ASSIGNOR, AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS ASSIGNMENT, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR ASSIGNOR, AGENT AND EACH OF THE LENDERS TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

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         IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed and delivered as a sealed instrument as of the _____ day of March, 2004.

                                    ASSIGNOR:

                                    CEDAR DUBOIS, LLC


                                    By:     ______________________________
                                    Name:   ______________________________
                                    Title:  ______________________________



STATE OF __________________
COUNTY OF ________________

         And now, this ____ day of March, 2004, before me, the undersigned Notary Public, personally appeared _______________, who acknowledged himself/herself to be the _____________________ of Cedar Dubois, LLC, a Delaware limited liability company, and that he/she, as such ____________________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Cedar Dubois, LLC, by himself/herself as
_________________.

         In witness whereof, I hereunder set my hand and official seal.


                                             _____________________________
                                             Notary Public
                                             My commission expires:











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                   EXHIBIT A ANNEXED TO AND MADE A PART OF THE
                    COLLATERAL ASSIGNMENT OF LEASES AND RENTS


                                LEGAL DESCRIPTION

                                 (See Attached)














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